Exhibit 10.3

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN THIS EXHIBIT, [**] INDICATES WHERE SUCH INFORMATION HAS BEEN OMITTED.

AMENDMENT 3
to
GRANT AGREEMENT
Investment ID INV-026060
AMENDMENT SUMMARY PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Dare Bioscience, Inc., effective June 30, 2021, as amended, and bearing Investment ID INV-026060
Amendment Purpose:	Payment & Reporting Schedule Change
“Amendment Date”:	Date of this email
THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.
REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Agreement		July 2021	$11,453,099.00
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	[**]		July 2022	$7,960,608.00
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Investment ID INV-026060                    1 of 3                    Version: August 2022

	[**]		November 2022	$4,436,204.00
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[**]	[**]		September 2023	$4,500,000.00
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[**]	[**]	[**]	Scheduled: April 2024	$1,000,000.00
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Investment ID INV-026060                    2 of 3                    Version: August 2022

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Amended Total Grant Amount			Up to $48,945,928.00
As provided in the Agreement, signatures are not required.

Investment ID INV-026060                    3 of 3                    Version: August 2022